UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.20 par value per share	IVZ	New York Stock Exchange

Explanatory Note

This Current Report on Form 8-K/A (this “8-K/A”) amends the Current Report on Form 8-K filed by Invesco Ltd. ("Invesco") on May 24, 2019 in order to include the historical financial statements of Oppenheimer Acquisition Corporation and its subsidiaries ("OAC" or "OppenheimerFunds") and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Invesco and OAC would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Invesco's acquisition of OAC. Except as described above, all other information in Invesco’s Current Report on Form 8-K filed on May 24, 2019 remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The historical audited consolidated financial statements of OAC as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related report of KPMG LLP, OAC's independent auditors, at December 31, 2018 are filed as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The historical unaudited condensed consolidated financial statements of OAC as of and for the three months ended March 31, 2019 and March 31, 2018 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements of Invesco and OAC for the year ended December 31, 2018 and as of and for the three months ended March 31, 2019 and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent auditors for Oppenheimer Acquisition Corporation
99.1
The historical audited consolidated financial statements of Oppenheimer Acquisition Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the related notes thereto, and the related report of KPMG LLP, Oppenheimer Acquisition Corporation's independent auditors, as of December 31, 2018.

99.2
The historical unaudited condensed consolidated financial statements of Oppenheimer Acquisition Corporation as of and for the three months ended March 31, 2019 and March 31, 2018 and the notes related thereto.

99.3
Unaudited pro forma condensed combined financial statements of Invesco Ltd. and Oppenheimer Acquisition Corporation for the year ended December 31, 2018 and as of and for the three months ended March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Loren M. Starr
Loren M. Starr
Senior Managing Director and Chief Financial Officer

Date: June 27, 2019